February 13, 2024

Kartoon Channel! Achieves Record Revenue, Subscriber Growth, and Global Coverage
Kartoon Channel! U.S. Paid Subscribers Increased in 2023, with New Trials More Than Doubling in Q4
Kartoon Channel! International Market Penetration Increases with Dedicated Channels in 61 Territories and Branded Blocks Across Europe, Middle East, Africa, and Latin America, Reaching a Combined Population of Nearly 1.8 Billion
Kartoon Channel!’s Apple App Store User Rating Beats All Major Competitors, Including Netflix, Disney+, Cartoon Network, and Nickelodeon
BEVERLY HILLS, Calif., Feb. 13, 2024 (GLOBE NEWSWIRE) -- Kartoon Studios, Inc. NYSE American: TOON) today announced its streaming service business, which premiered in June 2020, has achieved record revenue, increased its paid subscribers, expanded its international market coverage and reached break-even EBITDA in the fourth quarter of 2024.
Kartoon Channel! has steadily grown to become a pre-eminent children’s entertainment destination that delivers thousands of episodes of carefully curated, and family-friendly content. In 2023, paid subscribers increased 19% over 2022, in contrast to a number of streaming services that have been experiencing declines. Importantly, free trials, a leading indicator for future growth, more than doubled in Q4 2023 compared to the same period in 2022.
Kartoon Studios’ streaming business recently hit break-even for the latest quarter, a notable accomplishment among streaming services, many of which have struggled with losses. In addition, the Company has successfully reduced its customer acquisition costs by 50% from the first half to the second half of 2023, driving bigger margins through improved media efficiency and a successful content strategy.
Kartoon Studios CEO, Andy Heyward stated, “In 3½ years, the growth of the Kartoon Studios’ streaming business in the U.S. and globally has been impressive. Even Netflix took many years to reach break-even. We challenged our leadership to learn from its practices and to surpass it. Not only have we already reached EBITDA break-even, but we are now experiencing solid growth, as we see consumers responding to the Kartoon Channel!’s brand of age-appropriate children’s content and the easy to navigate interface.”

Heyward continues: “We attribute the growth to the quality of the curated content, and most importantly to the leadership of the management of the channels, led domestically, by Toon Media Networks’ President Todd Steinman, and internationally by President of Kartoon Channel! Worldwide Paul Robinson, former Managing Director of Disney Channel Worldwide. I feel we have some of the brightest and most talented executives in the global content distribution and OTT/Streaming business. Combining expanding market reach, growing revenue, and quality of service based on our Apple app store user ratings, we believe our streaming services will be an important component of Kartoon Studios’ growth strategy for years to come.”
In the Apple app store, Kartoon Channel! continues to sustain a top rating, 4.9 out of 5 stars, outperforming major competitors, including Netflix, YouTube Kids, and Disney+.
Kartoon Channel! has firmly established itself as a top-tier entertainment destination for children, featuring content such as Stan Lee’s Superhero Kindergarten, Rainbow Rangers, Peppa Pig Shorts, Barney, Kidaverse Roblox Rumble, Llama Llama, Super Simple Songs, Melodee’s, Finny the Shark, Angry Birds, Yu-Gi-Oh! and more. The service has reached nearly 100% penetration of U.S. television households and is available across a broad range of platforms, including iOS, Android Mobile, Web, Amazon Prime Video, Apple TV, Android TV, Amazon Fire, Roku, Tubi, Pluto TV, Xumo, Comcast, Cox, Dish, Sling TV, Samsung and LG Smart TVs.
Todd Steinman, President of Toon Media Networks, who oversees the Company’s Kartoon Channel!, Ameba, and Frederator Networks, stated, “We are humbled by the positive feedback our services are receiving in the market from both children and parents. This is best evidenced by our subscriber growth and the significant increase in new trials.”
Internationally, Kartoon Channel is poised to increase market penetration. Concurrently, Kartoon Channel! branded blocks are available daily across Europe, Middle East, Africa, and Latin America. Kartoon Channel! is currently available in Africa and Sub-Sahara Africa (StarTimes), India (Jio), Australia and New Zealand (Samsung TV Plus), Germany (Waipu),

Philippines (Tap TV), Malaysia (Astro), Vietnam (BHD Cineplex), Indonesia (Linknet), United Arab Emirates (Etisalat), Mongolia (Mobinet), and Maldives (SSNet).

Paul Robinson, President of Kartoon Channel! & Head of International Distribution, concluded: “We continue to expand our international footprint with new Kartoon Channel! launches. We have ambitious plans for the first half of 2024, which includes expansion into new territories that we anticipate would bring our reach to a combined population of over 1.8 billion people. The high-quality original productions, brand name titles and movies appeal to parents, caregivers and children across different continents and cultures, and we could not be more excited about the international growth of the business.”
About Kartoon Studios
Kartoon Studios (NYSE AMERICAN: TOON) is a global end-to-end creator, producer, distributor, marketer, and licensor of entertainment brands. The Company’s IP portfolio includes original animated content, including the Stan Lee brand, Stan Lee’s Superhero Kindergarten, starring Arnold Schwarzenegger, on Kartoon Channel! and Ameba;Shaq’s Garage, starring Shaquille O’Neal, on Kartoon Channel!; Rainbow Rangers on Kartoon Channel! and Ameba; the Netflix Original, Llama Llama, starring Jennifer Garner, and more.
In 2022, Kartoon Studios acquired Canada’s WOW! Unlimited Media and made a strategic investment becoming the largest shareholder in Germany’s Your Family Entertainment AG (FRA:RTV), one of Europe’s leading distributors and broadcasters of high-quality programs for children and families.
Toon Media Networks, the company’s wholly owned digital distribution network, consists of Kartoon Channel!, Frederator Network, and Ameba. Kartoon Channel! is a globally distributed entertainment platform with near full penetration of the U.S. market. Kartoon Channel! and Ameba are available across multiple platforms, including iOS, Android Mobile, Web, Amazon Prime Video, Apple TV, Amazon Fire, Roku, Pluto TV, Comcast, Cox, Dish, Sling TV, Android TV, Tubi, Xumo, and Samsung and LG Smart TVs. Frederator Network owns and operates one of the largest global animation networks on YouTube, with channels featuring over 2000 exclusive creators and influencers, garnering billions of views annually.
Forward Looking Statements: Certain statements in this press release constitute "forward- looking statements" within the meaning of the federal securities laws. Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "predict," "forecast," "project," "plan," "intend" or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this release. These forward looking statements are based upon current estimates and assumptions and are subject to various risks and uncertainties, including without limitation, our ability to generate revenue or achieve profitability; our ability to obtain additional financing on acceptable terms, if at all; the potential issuance of a significant number of shares, which will dilute our equity holders; fluctuations in the results of our operations from period to period; general economic and financial conditions; our ability to anticipate changes in popular culture, media and movies, fashion and technology; competitive pressure from other distributors of content and within the retail market; our reliance on and relationships with third-party production and animation studios; our ability to market and advertise our products; our reliance on third-parties to promote our products; our ability to keep pace with technological advances; our ability to protect our intellectual property and those other risk factors set forth in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and in the Company's subsequent filings with the Securities and Exchange Commission (the "SEC"). Thus, actual results could be materially different. The Company expressly disclaims any obligation to update or alter statements whether as a result of new information, future events or otherwise, except as required by law.
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Photos accompanying this announcement are available at:
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Source: Kartoon Studios

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